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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934






                                 August 14, 2002
                             (Date of report/date of
                            earliest event reported)


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                            SKY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)
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            Ohio                       001-14473                 34-1372535
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)
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                             221 South Church Street
                            Bowling Green, Ohio 43402
                    (Address of principal executive offices)



                                 (419) 327-6300
                         (Registrant's telephone number)



                                       N/A
                         (Former name or former address,
                          if changed since last report)


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Item 9.  Regulation FD Disclosure

On August 14, 2002, Sky Financial Group, Inc. filed its quarterly report on Form 10-Q for the period ended June 30, 2002 with the Securities and Exchange Commission. The certification by Sky Financial Group, Inc.'s chief executive officer and chief financial officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanied such Quarterly Report.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SKY FINANCIAL GROUP, INC.


Date: August 14, 2002       By: /s/ Kevin T. Thompson.
                                -----------------------------------
                                Kevin T. Thompson
                                Executive Vice President/Chief Financial Officer